UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2014

THE SPENDSMART PAYMENTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2680 Berkshire Pkwy, Suite 130 Des Moines, Iowa 50325	93401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 497-6081

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 14, 2014, The SpendSmart Payments Company (the “Company”) filed a Current Report on Form 8-K reporting that on February 11, 2014, the Company closed on its acquisition of substantially all of the assets of Intellectual Capital Management, Inc., d/b/a SMS Masterminds (“SMS”) and the purchase of all of the intangible assets owned by Alex Minicucci, the Chief Executive Officer of SMS.

Item 9.01	Financial Statements and Exhibits

(a) and (b)

This Form 8-K/A amends the Form 8-K we filed on February 14, 2014 to include SMS’ audited consolidated financial statements for the year ended December 31, 2013 and the unaudited pro forma consolidated financial information related to our SMS acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

(d) Exhibits.

Exhibit	Description
99.1	Intellectual Capital Management, Inc., d/b/a SMS Masterminds audited consolidated financial statements for the fiscal year ended December 31, 2013.
99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SPENDSMART PAYMENTS COMPANY

/s/ Alex Minicucci
Dated: April 25, 2014	By:	Alex Minicucci
Chief Executive Officer